Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

AHOY	Newday Ocean Health ETF
FAIR	Newday Diversity, Equity & Inclusion ETF
each listed on NYSE Arca, Inc.

Supplement dated September 21, 2022

to the Summary Prospectus dated May 2, 2022 for the Newday Ocean Health ETF (“AHOY”),

and the Prospectus and Statement of Additional Information (“SAI”) for AHOY and the Newday Diversity, Equity & Inclusion ETF (“FAIR”),

each dated May 2, 2022

Change in Portfolio Manager

Effective immediately, Gabriel Mass has replaced Gordon Telfer as a portfolio manager of AHOY and FAIR (each, a “Fund,” and together, the “Funds”). All references to Mr. Telfer are hereby removed.

As a result, the “Management - Portfolio Managers” section on page 6 of the AHOY Summary Prospectus and on pages 6 and 13 of the Prospectus is replaced as follows:

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Gabriel Mass, CFA, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since 2022.

Shireen Eddleblute, Director of ESG Research, Co-Portfolio Manager, and Chief Diversity Officer for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2022.

Michael Venuto, Chief Investment Officer for the Adviser, has been a portfolio manager of the Fund since its inception in 2022.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2022.

Mr. Mass has replaced Mr. Telfer in the “Management – Portfolio Managers” section beginning on page 20 of the Prospectus as follows:

Portfolio Managers

The following individuals (each, a “Portfolio Manager,” and collectively, the “Portfolio Managers”) have served as Portfolio Managers of each Fund since 2022. Ms. Eddleblute and Messrs. Venuto and Ragauss have served as Portfolio Managers of each Fund since inception. Gabriel Mass and Shireen Eddleblute are primarily responsible for the day-to-day management of each Fund, and Messrs. Venuto and Ragauss oversee trading and execution for the Funds.

Gabriel Mass, CFA, Portfolio Manager for Newday

Having joined Newday in September 2022, Mr. Mass has 19 years of investment management experience that spans trading, company and macroeconomic research, and portfolio management. Prior to joining Newday, Mr. Mass founded an investment firm, Macro Ventures LLC, and served as President and Managing Member from 2020 to 2022. He also served as an Analyst and Co-Portfolio Manager at Symphony Asset Management from 2011 to 2019 and Vice President of CommonWealth Opportunity Capital from 2010 to 2011. In addition to a keen understanding of macroeconomic factors impacting capital markets, Mr. Mass has deep experience in quantitative and fundamental corporate valuation methods. He also served as Associate Attorney at Jones Day, working primarily on the firm's global banking/finance and M&A practices. As a supporter of sustainable agriculture and volunteer at two community farms, Mr. Mass is dedicated to the missions of Newday’s sustainable development investment strategies. Mr. Mass earned a Juris Doctor (JD) from Fordham School of Law and Bachelor of Arts in English Literature from Georgetown University. He holds the CFA designation.

Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

In addition, the “Portfolio Managers” section beginning on page 15 of the SAI is updated as follows:

PORTFOLIO MANAGERS

The Funds are managed jointly and primarily by Michael Venuto, Chief Investment Officer for the Adviser, Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, Gabriel Mass, CFA, Portfolio Manager for Newday, and Shireen Eddleblute, Director of ESG Research, Co-Portfolio Manager, and Chief Diversity Officer for Newday.

Other Accounts. In addition to the Funds, the portfolio managers below managed the following other accounts as of August 31, 2022.

Gabriel Mass, CFA, Portfolio Manager for the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee
Registered Investment Companies	1	$1.46 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	11	$10.22 million	0	$0

Shireen Eddleblute, Director of ESG Research, Co-Portfolio Manager, and Chief Diversity Officer for the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee
Registered Investment Companies	1	$1.46 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	11	$10.22 million	0	$0

In addition to the Funds, the portfolio managers below managed the following other accounts as of July 31, 2022.

Michael Venuto, Chief Investment Officer for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee
Registered Investment Companies	42	$4.4 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	577	$307 million	0	$0

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee
Registered Investment Companies	42	$4.3 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Fund Ownership. Each Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of August 31, 2022, no portfolio managers beneficially owned shares of the Ocean Health ETF. As of the date of this SAI, the DEI ETF had not yet commenced operations.

Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

Portfolio Manager Compensation – Adviser. Mr. Venuto is compensated by the Adviser with a base salary and a profit sharing plan. Mr. Venuto is not directly compensated for his management of the Funds. Mr. Venuto is an equity owner of the Adviser and therefore benefits indirectly from the revenue generated from the Funds’ Advisory Agreement with the Adviser. Mr. Ragauss is compensated by the Adviser with a fixed salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Funds.

Portfolio Manager Compensation – Sub-Adviser. Mr. Mass and Mrs. Eddleblute are compensated by the Sub-Adviser with a base salary and an annual incentive bonus. Their base salary is generally a fixed amount based on level of experience and responsibilities. Mr. Mass and Mrs. Eddleblute’s bonus is generally based on the investment performance of accounts managed by them, including the Funds, the revenues and overall profitability of the Sub-Adviser, asset inflows and retention of assets under their management. A Fund’s performance is measured relative to its peer group and/or the performance of the benchmark index listed (the S&P 500 Index) in the Funds’ prospectus and is measured on a one-year, three-year and/or five-year basis. Mr. Mass and Mrs. Eddleblute are both equity owners of the Sub-Adviser.

Change in Fiscal Year End

The Board of Trustees of Tidal ETF Trust, on behalf of the Funds, approved a change to the Funds’ fiscal year end from January 31 to May 31. References to the Funds’ fiscal year end throughout the Prospectus and SAI are hereby replaced with May 31.

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For more information, please contact the Funds at (833) 486-7347.

Please retain this Supplement with your Prospectus, Summary Prospectus, and SAI for future reference.